U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) APRIL 23,2003
                                                          -------------


                         Diagnostic Products Corporation
                         -------------------------------
             (Exact name of Registrant as specified in its charter)



        California                   1-9957                    95-2802182
        ----------                   ------                    ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


              5700 West 96th Street, Los Angeles, California 90045
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (310) 645-8200
              (Registrant's telephone number, including area code)




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                         Diagnostic Products Corporation
                           Current Report on Form 8-K


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         No. 99.1 Press Release issued by Diagnostic Products Corporation, dated
                  April 23, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

     The information required by ITEM 12, RESULTS OF OPERATIONS AND FINANCIAL CONDITION, of Form 8-K is being furnished in this ITEM 9 in accordance with interim guidance of the SEC.

     On April 23,2003, Diagnostic Products Corporation announced its results of operations for the quarter ended March 31, 2003. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2003                Diagnostic Products Corporation




                                     By: /S/ James L. Brill
                                       ----------------------------------------
                                             James L. Brill,
                                             Vice President, Finance


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                                  EXHIBIT INDEX

Exhibit Number
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    99.1             Press Release issued by Diagnostic Products Corporation,
                     dated April 23, 2003.